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EXHIBIT 99.1

DOWNEY FINANCIAL CORP.
N E W S R E L E A S E	For further information contact: Thomas E. Prince Chief Operating Officer and Chief Financial Officer (949) 509-4440

DOWNEY FINANCIAL CORP. ANNOUNCES THIRTEEN
MONTH SELECTED FINANCIAL DATA

          Newport Beach, California — November 14, 2005— Downey Financial Corp. (NYSE: DSL) today released monthly selected financial data for the thirteen months ended October 31, 2005.

          Downey Financial Corp. is the parent company of Downey Savings and Loan Association, F.A., with assets of $16.8 billion and 168 branches throughout California and four in Arizona.

Table of Contents

DOWNEY FINANCIAL CORP. AND SUBSIDIARIES
Monthly Selected Financial Data (Unaudited)

	Oct. 31,	Sep. 30,	Aug. 31,	Jul. 31,	Jun. 30,	May 31,	Apr. 30,	Mar. 31,	Feb. 28,	Jan. 31,	Dec. 31,	Nov. 30,	Oct. 31,
(Dollars in Thousands)	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2004	2004	2004

Balance sheet summary
Total assets	$16,763,374	$16,565,861	$16,505,777	$16,413,978	$16,612,127	$16,745,285	$16,906,123	$16,893,337	$16,233,501	$15,923,522	$15,648,808	$15,203,688	$15,875,054
Loans receivable held for investment, net	15,082,813	14,847,884	14,567,033	14,429,760	14,492,386	14,425,685	14,529,387	14,473,108	14,424,639	13,969,002	13,423,999	12,845,864	12,661,820
Loans held for sale, at lower of cost or fair value	518,415	495,035	743,803	803,520	914,277	1,124,705	1,141,487	1,255,104	678,918	839,702	1,118,475	1,234,751	1,977,140
MBS available for sale, at fair value	281	284	286	290	292	293	295	296	299	302	304	311	313
Cash, investment securities and FHLB stock	879,761	944,076	917,964	894,302	929,485	927,229	966,502	898,940	861,234	858,270	860,124	842,832	788,124
Deposits	11,875,980	11,752,236	11,637,680	11,334,706	11,042,072	10,697,617	10,416,357	10,309,077	10,036,931	9,774,096	9,657,978	9,693,558	9,684,261
FHLB advances and other borrowings	3,212,749	3,162,808	3,203,623	3,490,750	4,002,757	4,492,992	4,983,058	5,093,874	4,716,531	4,707,152	4,559,622	4,012,823	4,698,051
Senior notes	198,059	198,045	198,031	198,018	198,004	197,991	197,977	197,964	197,951	197,938	197,924	197,911	197,898
Non-performing assets as a % of total assets	0.20%	0.18%	0.16%	0.13%	0.15%	0.17%	0.19%	0.17%	0.21%	0.23%	0.22%	0.26%	0.24%
Loan activity for the month ended
Loans for investment portfolio:
Originations and purchases:
Residential one-to-four units	$703,578	$746,481	$666,123	$ 397,213	$ 492,049	$ 279,148	$ 368,546	$ 357,944	$ 662,663	$ 722,400	$ 807,055	$ 413,452	$ 488,268
Residential one-to-four units – subprime	23,606	36,129	34,586	31,589	35,202	41,009	56,425	63,120	56,218	53,986	77,454	65,761	74,821
All other	8,954	4,522	8,378	18,720	32,253	27,751	34,096	55,220	38,413	58,451	56,048	42,745	42,445
Repayments	(539,669)	(543,155)	(621,323)	(526,645)	(503,042)	(462,942)	(419,619)	(449,098)	(312,994)	(281,557)	(377,560)	(338,681)	(372,449)
Loans for sale:
Originations and purchases	385,602	386,989	599,637	713,274	810,051	1,010,710	945,286	1,158,244	493,138	530,010	761,265	921,366	839,470
Sales	(359,235)	(634,092)	(656,393)	(817,516)	(1,016,857)	(1,024,658)	(1,051,258)	(568,609)	(651,797)	(809,381)	(856,545)	(1,641,107)	(699,849)
Mortgage loans serviced for others
Total	$10,337,652	$11,444,758	$11,096,345	$10,709,634	$10,287,991	$9,471,603	$8,608,622	$8,043,655	$7,614,692	$7,064,568	$6,672,984	$12,440,154	$11,038,703
With capitalized mortgage servicing rights: (a)
Amount	2,324,376	2,310,726	2,277,835	2,247,326	2,249,030	2,248,824	2,243,492	2,207,403	2,175,539	2,144,177	2,100,452	3,320,091	9,924,548
Weighted average interest rate	5.58%	5.57%	5.57%	5.58%	5.57%	5.57%	5.57%	5.57%	5.57%	5.58%	5.59%	5.26%	5.52%
Interest rate spread data (b)
Weighted average yield:
Loans and MBS	5.78%	5.69%	5.62%	5.56%	5.42%	5.30%	5.17%	5.00%	4.92%	4.78%	4.67%	4.64%	4.54%
Investment securities and FHLB stock	4.11	4.12	4.12	4.12	4.12	4.02	4.01	3.99	3.89	3.88	3.88	3.79	3.86

Interest-earning assets yield	5.71	5.61	5.55	5.49	5.36	5.24	5.11	4.95	4.88	4.74	4.63	4.59	4.51

Weighted average cost:
Deposits	2.81	2.74	2.67	2.53	2.46	2.38	2.26	2.14	2.04	1.97	1.89	1.83	1.81
FHLB advances and other borrowings	4.31	4.15	3.90	3.74	3.57	3.41	3.23	3.08	2.90	2.78	2.77	2.63	2.38
Senior notes	6.50	6.50	6.50	6.50	6.50	6.50	6.50	6.50	6.50	6.50	6.50	6.50	6.50

Combined funds cost	3.17	3.08	2.98	2.86	2.80	2.73	2.62	2.50	2.37	2.29	2.23	2.13	2.06

Interest rate spread	2.53%	2.53%	2.57%	2.63%	2.56%	2.51%	2.49%	2.45%	2.51%	2.45%	2.40%	2.46%	2.45%

(a)  Excludes loans sold or securitized prior to 1996 and loans sub-serviced without capitalized mortgage servicing rights.
(b)  Reflects month-end contractual yields and costs and excludes adjustments for non-accrual loans, net deferred costs to originate loans and the amortization of premiums and discounts.

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